UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2020

Spirit AeroSystems Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices)(zip code)

(316) 526-9000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	SPR	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition

On April 8, 2020, Spirit AeroSystems Holdings, Inc. (the “Company”) issued a press release including certain financial information relating to the quarterly period ended April 2, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2020, the Company’s Board of Directors increased its previously announced reductions of 10% to 20% with respect to the base salaries of Thomas Gentile (President and Chief Executive Officer), Mark Suchinski (Senior Vice President and Chief Financial Officer), Samantha Marnick (Executive Vice President, Chief Administration Officer and Strategy), Duane Hawkins (Senior Vice President; President of Defense and Fabrication Division of Spirit AeroSystems, Inc.) and John Pilla (Senior Vice President and Chief Technology Officer). The reduced salaries will stay in place until such time as the Board, or Compensation Committee, takes further action.

Item 9.01. Financial Statements and Exhibits

 (d) Exhibits

Exhibit 99.1 — Press Release dated April 8, 2020

Exhibit 104    104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: April 8, 2020	/s/ Stacy Cozad
Stacy Cozad
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary